BIRNER DENTAL MANAGEMENT SERVICES, INC.                  EXHIBIT 99.1
3801 East Florida Avenue, Suite 508
Denver, Colorado 80210
303-691-0680

FOR IMMEDIATE RELEASE
August 9, 2006

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
                         ANNOUNCES 9.2% REVENUE INCREASE
                  AND 20.1% ADJUSTED EBITDA INCREASE FOR 2Q '06

DENVER, COLORADO, August 9, 2006. BIRNER DENTAL MANAGEMENT SERVICES, INC. (NASDAQ CAPITAL MARKET: BDMS), operators of PERFECT TEETH dental practices, announced results for the quarter ended June 30, 2006. Total dental group practice revenue increased $1.2 million, or 9.2%, to $14.6 million. Net revenue increased $698,000 to $10.1 million, or 7.4%. The Company's earnings before interest, taxes, depreciation, amortization and non-cash expense associated with stock-based compensation ("Adjusted EBITDA") increased $298,000, or 20.1%, to $1.8 million for the quarter ended June 30, 2006 compared to $1.5 million for the quarter ended June 30, 2005. Net income for the second quarter of 2006 was $623,000, or $.25 per share (including $98,000 of after-tax stock-based compensation expense versus no such expense in the second quarter of 2005) compared to $633,000, or $.25 per share for the same period of 2005. Adjusted net income, which excludes the after-tax effect of the amortization of stock-based compensation, for the second quarter of 2006 was $721,000, or $.29 per share, representing a 13.9% increase in net income over the same period of 2005.

For the six months ended June 30, 2006, total dental group practice revenue increased $2.5 million, or 9.2%, to $29.1 million. Net revenue increased $1.5 million to $20.2 million, or 7.8%. The Company's Adjusted EBITDA increased $543,000, or 17.5%, to $3.6 million for the six months ended June 30, 2006 compared to $3.1 million for the six months ended June 30, 2005. Net income for the six months ended June 30, 2006, was $1.3 million, or $.52 per share (including $202,000 of after-tax stock-based compensation expense versus no such expense in the six months ended June 30, 2005) compared to $1.3 million, or $.52 per share for the same period of 2005. Adjusted net income, which excludes the after-tax effect of the amortization of stock-based compensation, for the second quarter of 2006 was $1.5 million, or $.60 per share, representing a 14.6% increase in net income over the same period of 2005.

The Company opened one de novo office in the Denver, Colorado market in June 2006 and anticipates opening two more de novo offices, one in the Phoenix, Arizona market and the other in the Albuquerque, New Mexico market, in the third quarter of 2006. With these office openings, together with the de novo office the Company opened in the Phoenix, Arizona market in March 2006, the Company will have opened a total of four de novo offices in 2006. Effective August 1, 2006, the Company consolidated two of its Scottsdale, Arizona offices into one facility.

In August 2005, and as previously announced, the Company's stock was split 2-for-1. All shares outstanding and per share results reported herein have been adjusted to reflect the stock split.

Birner Dental Management Services, Inc. acquires, develops, and manages geographically dense dental practice networks in select markets in Colorado, New Mexico, and Arizona. Currently, the Company manages 58 dental offices, of which 35 were acquired and 23 were de novo developments. The Company operates its dental offices under the PERFECT TEETH name.

The Company previously announced it will conduct a conference call to review quarter ended June 30, 2006 results. In addition to current operating results, the teleconference may include discussion of management's expectation of future financial and operating results. The call will be held on Wednesday, August 9, 2006 at 9:00 a.m. MT. To participate in this conference call, dial in to 1-800-967-7188 and refer to "Birner Dental Management Services, Inc." approximately five minutes prior to the scheduled time. If you are unable to join us on August 9, the rebroadcast of the call will be available through August 21, 2006 at 1-888-203-1112 with pass code 4831535.
                                                         -------

NON-GAAP DISCLOSURES
This press release includes certain non-GAAP financial measures with respect to total dental group practice revenue, Adjusted EBITDA, adjusted net income and adjusted net income per share. The non-GAAP financial measures included in this press release may be different from, and therefore may not be comparable to, similar measures used by other companies. Please see the last two pages of this release for more information on total dental group practice revenue, Adjusted EBITDA, adjusted net income and adjusted net income per share, and the reconciliation of these financial measures to GAAP measures.

FORWARD-LOOKING  STATEMENTS

Certain of the matters discussed herein may contain forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from expectations. These include statements regarding the Company's growth prospects and performance in 2006 and other future periods, including the new office openings in the third quarter of 2006. These and other risks are set forth in the reports filed by the Company with the Securities and Exchange Commission.

For  Further  Information  Contact:
Birner  Dental  Management  Services,  Inc.
Dennis  Genty
Chief  Financial  Officer
(303) 691-0680


                        BIRNER DENTAL MANAGEMENT SERVICES, INC. AND SUBSIDIARIES
                             CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                             (UNAUDITED)

                                                                                Quarters Ended               Six Months Ended
                                                                                    June 30,                      June 30,
                                                                         -------------------------------  -------------------------
                                                                             2005               2006         2005           2006
                                                                         ------------       ------------  -----------   -----------
NET REVENUE: (a)                                                         $  9,393,284      $  10,091,469  $18,761,015   $20,231,498

DIRECT EXPENSES:
  Clinical salaries and benefits                                            3,490,196          3,581,248    6,976,346     7,270,235
  Dental supplies                                                           m 599,015            577,569    1,132,353     1,153,206
  Laboratory fees                                                             655,810            683,362    1,284,306     1,325,258
  Occupancy                                                                   952,684          1,094,148    1,912,900     2,150,881
  Advertising and marketing                                                   312,155            251,979      571,597       460,933
  Depreciation and amortization                                               416,620            528,688      840,992     1,008,463
  General and administrative                                                  992,319          1,139,053    1,972,432     2,329,922
                                                                         ------------      -------------  -----------   -----------
                                                                            7,418,799          7,856,047   14,690,926    15,698,898

                                                                         ------------      -------------  -----------   -----------
  Contribution from dental offices                                          1,974,485          2,235,422    4,070,089     4,532,600

CORPORATE EXPENSES:
  General and administrative (includes $81,030 of deferred equity compensation expense and $78,286 related to stock-based compensation expense in the quarter ended June 30, 2006 and $162,060 of deferred equity compensation expense and $166,031 related to stock-based
    compensation expense in the six months ended June 30, 2006)               906,629          1,141,210    1,807,117     2,222,273
  Depreciation and amortization                                                32,618             32,446       69,292        66,642
                                                                         ------------      -------------  -----------   -----------
  Operating income                                                          1,035,238           1,061,766   2,193,680     2,243,685

  Interest expense (income), net                                              (20,235)             40,467     (27,867)       80,087
                                                                         ------------      -------------  -----------   -----------

  Income before income taxes                                                1,055,473           1,021,299   2,221,547     2,163,598
  Income tax expense                                                          422,205             398,133     888,636       838,107
                                                                         ------------      -------------  -----------   -----------
  Net income                                                             $    633,268      $      623,166 $ 1,332,911   $ 1,325,491
                                                                         ============      ============== ===========   ===========

  Net income per share of Common Stock - Basic                           $       0.27      $         0.27 $      0.57   $      0.56
                                                                         ============      ============== ===========   ===========
  Net income per share of Common Stock - Diluted                         $       0.25      $         0.25 $      0.52   $      0.52
                                                                         ============      ============== ===========   ===========
  Cash dividends per share of Common Stock                               $       0.10      $         0.13 $      0.20   $      0.26
                                                                         ============      ============== ===========   ===========
  Weighted average number of shares of
   Common Stock and dilutive securities:
     Basic                                                                  2,306,202           2,327,419   2,342,994     2,349,824
                                                                         ============      ============== ===========   ===========
     Diluted                                                                2,555,696           2,506,790   2,587,816     2,546,337
                                                                         ============      ============== ============  ===========

 a) Total dental group practice revenue less amounts retained by group practices. Dental group practice revenue was $14,566,435 for the quarter ended June 30, 2006 compared to $13,344,516 for the quarter ended June 30, 2005. Dental group practice revenue was $29,146,349 for the six months ended June 30, 2006 compared to $26,694,923 for the six months ended June 30, 2005.





                        BIRNER DENTAL MANAGEMENT SERVICES, INC. AND SUBSIDIARIES
                                 CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                                           December 31,     June 30,
ASSETS                                                                                         2005           2006
                                                                                          -------------   -----------
                                                                                                **        (Unaudited)
CURRENT ASSETS:
  Cash and cash equivalents                                                               $     921,742   $   763,302
  Accounts receivable, net of allowance for doubtful
    accounts of $261,031 and $277,664, respectively                                           3,215,369     3,618,859
  Deferred tax asset                                                                            160,411       210,777
  Prepaid expenses and other assets                                                             605,599       555,712
                                                                                          -------------   -----------
  Total current assets                                                                        4,903,121     5,148,650

  PROPERTY AND EQUIPMENT, net                                                                 3,939,452     5,337,870

OTHER NONCURRENT ASSETS:
  Intangible assets, net                                                                     13,036,652    12,662,055
  Deferred charges and other assets                                                             154,245       181,860
                                                                                          -------------   -----------
  Total assets                                                                            $  22,033,470   $23,330,435
                                                                                          =============   ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                                                        $   2,065,076   $ 1,768,524
  Accrued expenses                                                                            1,110,526     1,325,416
  Accrued payroll and related expenses                                                        1,502,877     2,203,286
  Income taxes payable                                                                          175,259       369,037
  Current maturities of long-term debt                                                          145,150        98,672
                                                                                          -------------   -----------
  Total current liabilities                                                                   4,998,888     5,764,935

LONG-TERM LIABILITIES:
  Deferred tax liability, net                                                                   750,346       779,445
  Long-term debt, net of current maturities                                                   2,887,166     3,372,694
  Other long-term obligations                                                                   195,723       291,836
                                                                                          -------------   -----------
  Total liabilities                                                                           8,832,123    10,208,910


COMMITMENTS AND CONTINGENCIES (Note 10)

SHAREHOLDERS' EQUITY:
  Preferred Stock, no par value, 10,000,000 shares
    authorized; none outstanding                                                                        -             -
  Common Stock, no par value, 20,000,000 shares
    authorized; 2,343,675 and  2,310,718 shares issued and
    outstanding, respectively                                                                 9,628,457     8,670,773
  Deferred equity compensation                                                                 (648,240)     (486,180)
  Retained earnings                                                                           4,221,130     4,936,932
                                                                                          -------------   -----------
  Total shareholders' equity                                                                 13,201,347    13,121,525

  Total liabilities and shareholders' equity                                              $  22,033,470   $23,330,435
                                                                                          =============   ===========

**  Derived from the Company's audited consolidated balance sheet at December 31, 2005.


RECONCILIATION  OF  NON-GAAP  FINANCIAL  MEASURES

Adjusted EBITDA. The Company's earnings before interest, taxes, depreciation, amortization and non-cash expense associated with stock-based compensation ("Adjusted EBITDA") increased $298,000, or 20.1% to $1.8 million for the three months ended June 30, 2006 compared to $1.5 million for the corresponding three month period in 2005. For the six months ended June 30, 2006, Adjusted EBITDA increased $543,000, or 17.5% to $3.6 million compared to $3.1 million for six months ended June 30, 2005. Although Adjusted EBITDA is not a generally accepted accounting principles ("GAAP") measure of performance or liquidity, the Company believes that it may be useful to an investor in evaluating its performance. However, investors should not consider these measures in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining the Company's operating performance or liquidity that is calculated in accordance with GAAP. In addition, because Adjusted EBITDA is not calculated in accordance with GAAP, it may not necessarily be comparable to similarly titled measures employed by other companies. A reconciliation of Adjusted EBITDA can be made by adding depreciation and amortization expense - offices, depreciation and amortization expense - corporate, amortization of equity compensation, stock-based compensation related to SFAS 123(R), interest expense/(income), net and income tax expense to net income as in the table below.

                                                          Quarters Ended June 30,       Six Months Ended June 30,
                                                       ---------------------------     --------------------------
                                                            2005          2006             2005         2006
                                                       ---------------------------     --------------------------
RECONCILLIATION OF ADJUSTED EBITDA:
Net income                                             $    633,268   $    623,166     $1,332,911    $1,325,491
Depreciation and amortization - Offices                     416,620        528,688        840,992     1,008,463
Depreciation and amortization - Corporate                    32,618         32,446         69,292        66,642
Amortization of deferred equity compensation expense              -         81,030              -       162,060
Stock-based compensation expense relate to                        -         78,286              -       166,031
SFAS 123 (R)
Interest expense/(income), net                              (20,235)        40,467        (27,867)       80,087
Income tax expense                                          422,205        398,133        888,636       838,107
                                                       ------------   ------------     ----------    ----------
Adjusted EBITDA                                        $  1,484,476   $  1,782,216     $3,103,964    $3,646,881
                                                       ------------   ------------     ----------    ----------



Total Dental Group Practice Revenue. Total dental group practice revenue is the revenue generated at the Company's offices from professional services provided to its patients. Amounts retained by group practices represent compensation expense to the dentists and hygienists and is subtracted from total dental group practice revenue to arrive at net revenue. The Company reports net revenue in its financial statements to comply with Emerging Issues Task Force Issue No. 97-2, Application of SFAS No. 94 (Consolidation of All Majority Owned
Subsidiaries) and APB Opinion No. 16 (Business Combinations) to Physician Practice Management Entities and Certain Other Entities with Contractual Management Arrangements. Although total dental group practice revenue is not a financial measure consistent with GAAP, the Company discloses total dental group practice revenue because it is a critical component for management's evaluation of office performance. However, investors should not consider this measure in isolation or as a substitute for net revenue, operating income, cash flows from operating activities or any other measure for determining the Company's operating performance or liquidity that is calculated in accordance with GAAP. These non-GAAP financial measures may be different from, and therefore may not be comparable to, similar measures used by other companies.

                                                     Quarters Ended                  Six Months Ended
                                                         March 31,                        March 31,
                                           ------------------------------------  --------------------------
                                                 2005               2006             2005          2006
                                           ----------------  ------------------  ------------  ------------
Total dental group practice revenue        $    13,344,516   $      14,566,435   $26,694,923   $29,146,349
Less - amounts retained by dental Offices       (3,951,232)         (4,474,966)   (7,933,908)   (8,914,851)
                                           ----------------  ------------------  ------------  ------------
Net revenue                                $     9,393,284   $      10,091,469   $18,761,015   $20,231,498
                                           ----------------  ------------------  ------------  ------------

Adjusted Net Income and Adjusted Net Income Per Share. Adjusted net income and adjusted net income per share exclude the impact of amortization of equity compensation and stock-based compensation expense related to SFAS 123(R), net of tax. The Company's management uses adjusted net income and adjusted net income per share to monitor and evaluate operating results and trends and to gain an understanding of the comparative operating performance of the Company. The Company believes these measures enable investors to assess the Company's performance on the same basis applied by management and to ease comparisons of the Company's operating performance from period to period. However, investors should not consider this measure in isolation or as a substitute for net income or any other measure for determining the Company's operating performance that is calculated in accordance with GAAP. These adjusted financial measures may be different from and therefore may not be comparable to, similar measures used by other companies.


                                               Quarters Ended            Six Months Ended
                                                  March 31,                   March 31,
                                         -------------------------  --------------------------
                                              2005         2006          2005          2006
                                         ------------  -----------  ------------  ------------
                                                             (unaudited)
Net income                               $    633,268  $   623,166  $  1,332,911  $  1,325,491
Plus:
  Amortization of equity compensation
  and stock-based compensation
  expense related to SFAS 123(R), net
  of tax                                            -       97,979             -       201,776
                                         ------------  -----------  ------------  ------------
Adjusted net income                      $    633,268  $   721,145  $  1,332,911  $  1,527,267
                                         ============  ===========  ============  ============
Net income per share                     $       0.25  $      0.25  $       0.52  $       0.52
                                         ============  ===========  ============  ============
Adjusted net income per share            $       0.25  $      0.29  $       0.52  $       0.60
                                         ============  ===========  ============  ============
